UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2024

DAKOTA GOLD CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-41349	85-3475290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

106 Glendale Drive, Suite A,
 Lead, South Dakota, United States 57754
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (605) 906-8363

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders

On May 14, 2024, following the receipt of approval by its shareholders, Dakota Gold Corp. (the "Company") changed its state of incorporation from the State of Nevada to the State of Delaware (the "Reincorporation") pursuant to a plan of conversion dated February 13, 2024 (the "Plan of Conversion"). The Reincorporation was accomplished by filing: (i) articles of conversion with the Secretary of State of the State of Nevada (the "Articles of Conversion"); (ii) a certificate of conversion (the "Delaware Certificate of Conversion") with the Secretary of State of the State of Delaware; and (iii) a certificate of incorporation, as amended and restated (the "Delaware Certificate of Incorporation") with the Secretary of State of the State of Delaware. In connection with the Reincorporation, the Company's board of directors adopted new bylaws in the form attached to the Plan of Conversion (the "Delaware Bylaws").

The Reincorporation was previously submitted to a vote of, and approved by, the Company's stockholders at its annual meeting of the stockholders of the Company held on May 14, 2024 (the "Meeting"). Effective on May 14, 2024, the date of effectiveness of the Reincorporation:

  the affairs of the Company ceased to be governed by the corporate laws of the state of Nevada and became subject to the corporate laws of the state of Delaware;
  the resulting entity ("Reincorporated Dakota Gold") is the same entity as previously incorporated in the State of Nevada and will continue with all of the rights, privileges and powers of the Company, will possess all of the properties of the Company, will continue with all of the debts, liabilities and obligations of the Company and will continue with the same officers and directors of the Company;
  all of the issued and outstanding shares of Common Stock of the Company were automatically converted into issued and outstanding shares of common stock of Reincorporated Dakota Gold, without any action on the part of our stockholders, and all of the outstanding stock certificates representing shares of the Company's common stock immediately prior to the effective time are deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of common stock of Reincorporated Dakota Gold without any requirement of re-issuance; and
  all of the Company's (i) outstanding stock options, (ii) outstanding warrants or other rights, (iii) restricted shares or restricted stock units, and (iv) employee benefit, equity incentive or other similar plans became stock options, warrants or other rights, restricted shares or restricted stock units or plans, respectively, of Reincorporated Dakota Gold, and each such stock options, warrants, rights, restricted shares or restricted stock units were automatically converted into stock options, warrant, rights, restricted shares or restricted stock units to purchase or receive the same number of shares of common stock of Reincorporated Dakota Gold upon the same terms and conditions (including the vesting schedule and the exercise price per share, as applicable) as before the Reincorporation.

The common stock and warrants of Reincorporated Dakota Gold will continue to be quoted on the NYSE American LLC with the same trading symbols (DC and DC.WS) and the Company will continue to file periodic reports and other documents with the Securities and Exchange Commission (the "SEC").

The Reincorporation will not change the respective positions of the Company or stockholders under federal securities laws. Shares of the Company's common stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of the Company's common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions after the Reincorporation. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, as amended, stockholders will be deemed to have acquired the common stock of Reincorporated Dakota Gold on the date they acquired their shares of the Company's common stock.

The foregoing description of the Reincorporation and the Plan of Conversion does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Conversion, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference. A more detailed description of the Plan of Conversion, and the effects of the Reincorporation, is set forth in Proposal 3 of the Company's proxy statement filed with the SEC on April 3, 2024 (the "Proxy Statement"), which description is incorporated in its entirety herein by reference. The Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the Articles of Conversion are also filed herewith as Exhibits 3.1, 3.2, 3.3, and 3.4 respectively, and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

As disclosed in Item 3.03 above, effective May 14, 2024, the Company changed its state of incorporation from Nevada to Delaware pursuant to the Plan of Conversion. As of that date, the rights of the Company's stockholders began to be governed by Delaware corporation laws, the Delaware Certificate of Incorporation and the Delaware Bylaws. The Delaware Certificate of Incorporation and the Delaware Bylaws are filed herewith as Exhibits 3.2, 3.3, respectively, and incorporated herein by reference. A more detailed description of the Delaware Certificate of Incorporation and Delaware Bylaws, and the changes in rights of the Company's stockholders as a result of the Reincorporation, is set forth in the Proxy Statement, which description is incorporated in its entirety herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Meeting, by a vote of stockholders entitled to vote, the stockholders voted upon and approved proposals to:

i. elect seven directors to serve for a term that expires on the date of the Company's next annual meeting of stockholders (the "Proposal 1");

ii. ratify the appointment of Ernst & Young LLP. As the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024 (the "Proposal 2"); and

iii. reincorporate the Company from the State of Nevada to the State of Delaware (the "Proposal 3").

Election results for Proposal 1 are as follows:

Name of Nominee	For	Withheld	Broker Non-Votes
Gerald Aberle	49,462,069	74,946	6,941,559
Jonathan Awde	49,451,506	85,509	6,941,559
Jennifer Grafton	42,436,612	7,100,403	6,941,559
Amy Koenig	44,948,529	4,588,486	6,941,559
Stephen O'Rourke	49,133,366	403,649	6,941,559
Robert Quartermain	49,108,264	428,751	6,941,559
Alice Schroeder	46,751,237	2,785,778	6,941,559

Election results for Proposal 2 are as follows:

For	Against	Abstain
56,422,815	20,244	35,515

Election results for Proposal 3 are as follows:

For	Against	Abstain
48,965,426	141,226	428,563

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Description
2.1	Plan of Conversion of Dakota Gold Corp., dated February 13, 2024.
3.1	Certificate of Conversion of Dakota Gold Corp., as filed with the Secretary of State of Delaware on May 14, 2024.
3.2	Certificate of Incorporation of Dakota Gold Corp., as filed with the Secretary of State of Delaware on May 14, 2024.
3.3	Delaware Bylaws of Dakota Gold Corp.
3.4	Articles of Conversion of Dakota Gold Corp., as filed with the Secretary of State of Nevada on May 14, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA GOLD CORP.
(Registrant)
Date: May 17, 2024

	By:	/s/ Shawn Campbell
Name: Shawn Campbell
Title: Chief Financial Officer